For Immediate Release:
October 22, 2025

Simulations Plus Announces Preliminary Fiscal Year 2025 Results and Fiscal Year 2026 Guidance

Provides preliminary fiscal 2026 revenue guidance of $79 to $82 million and adjusted diluted EPS guidance of $1.03 to $1.10

Fourth quarter and fiscal year 2025 results to be reported December 1, 2025

RESEARCH TRIANGLE PARK, NC, October 22, 2025– Simulations Plus, Inc. (Nasdaq: SLP) (“Simulations Plus” or the “Company”), a leading provider of cheminformatics, biosimulation, simulation-enabled performance and intelligence solutions, and medical communications to the biopharma industry, today announced preliminary results for its fiscal year 2025 and issued preliminary guidance and management outlook for fiscal year 2026 as follows:

	Fiscal 2025 Preliminary	Fiscal 2026 Guidance
Revenue	$79.1M	$79M – $82M
Revenue growth	13%	0 – 4%
Software mix	58%	57 – 62%
Adjusted EBITDA margin	28%	26 – 30%
Adjusted diluted EPS	$1.03	$1.03 - $1.10
The fiscal 2025 preliminary results and fiscal 2026 guidance set forth above are preliminary and unaudited based on currently available information and management estimates and are subject to adjustment in the final audited financial statements to be filed with the Company’s Annual Report on Form 10-K for the full fiscal year 2025, expected to be filed on December 1, 2025.

“We expect to successfully meet our revised fiscal 2025 guidance despite operating in a challenging market environment shaped by ongoing uncertainty around funding, drug pricing, and tariffs affecting both our pharmaceutical and biotech clients,” said Shawn O’Connor, Chief Executive Officer of Simulations Plus. “Looking ahead, we are issuing preliminary guidance for fiscal 2026 based on the assumption that current market conditions remain stable.

“As part of our ongoing commitment to innovation, we are excited to unveil our new product vision, which is designed to accelerate delivery of software enhancements, deepen platform integration, and advance our AI capabilities. The recent launch of GastroPlus® X.2 (GPX.2) marks the debut of our AI-powered tools on the S+ Cloud—an important first step in our broader, integrated Cloud and AI strategy. Over the next year, we plan to expand these capabilities across our other flagship platforms, delivering greater value to our clients through enhanced productivity, richer data insights, and streamlined decision support. We look forward to sharing additional details when we report our fiscal 2025 results in December.”
Upcoming Investor Events

Shawn O’Connor will be participating in the following investor events:

KeyBanc Non-Deal Roadshow
Format: One-on-one meetings
When: Tuesday, October 28, 2025
Location: Virtual

Stephens Annual Investment Conference 2025
Format: Fireside chat and one-on-one meetings
When: Wednesday, November 19, 2025, at 2:00 PM ET
Location: Nashville, Tennessee

BTIG Digital Health Forum
Format: Fireside chat, thematic panel, and one-on-one meetings
When: Monday, November 24, 2025, at 2:00 PM ET
Location: Virtual

TD Cowen 3rd Annual Diagnosing Tomorrow Conference: Tools & Technologies for the Next Decade
Format: Fireside chat and one-on-one meetings
When: Thursday, December 11, 2025, more details to follow
Location: New York City

For more information about the events or questions about registration, interested parties should visit the investor relations page of the Simulations Plus website or reach out to their contacts at the sponsoring firms.

Fourth Quarter and Fiscal 2025 Press Release, Webcast, and Conference Call Details

The Company will report fourth quarter and fiscal 2025 financial results after the market close on Monday, December 1, 2025.

Shawn O’Connor, Chief Executive Officer, and Will Frederick, Executive Vice President and Chief Financial Officer, will host a conference call and webcast on the same day at 5:00 p.m. Eastern Time to discuss the results and certain forward-looking information. The call may be accessed by registering here or by calling 1-877-451-6152 (domestic) or 1-201-389-0879 (international). The webcast can be accessed on the investor relations page of the Simulations Plus website https://www.simulations-plus.com/investorscorporate-profile/corporate-profile/ where it will also be available for replay approximately one hour following the call.

About Simulations Plus, Inc.
With more than 25 years of experience serving clients globally, Simulations Plus stands as a premier provider in the biopharma sector, offering advanced software and consulting services that enhance drug discovery, development, research, clinical trial operations, regulatory submissions, and commercialization. Our comprehensive biosimulation solutions integrate artificial intelligence/machine learning (AI/ML), physiologically based pharmacokinetics, physiologically based biopharmaceutics, quantitative systems pharmacology/toxicology, and population PK/PD modeling approaches. We also deliver simulation-enabled performance and intelligence solutions alongside medical communications support for clinical and commercial drug development. Our cutting-edge technology is licensed and utilized by leading pharmaceutical, biotechnology, and regulatory agencies worldwide. For more information, visit our website at www.simulations-plus.com. Follow us on LinkedIn | X | YouTube.

Environmental, Social, and Governance (ESG)

We focus our Environmental, Social, and Governance (ESG) efforts where we can have the most positive impact. To learn more about our latest initiatives and priorities, please visit our website to read our 2024 ESG update.

Preliminary Financial Results and Financial Guidance

The preliminary financial results set forth above for the fourth quarter and fiscal 2025 reflect preliminary, unaudited estimates with respect to such results based solely on currently available information, which is subject to change. Such preliminary results are subject to the finalization of quarter-end financial and accounting procedures. While carrying out such procedures, Simulations Plus may identify items that would require it to make adjustments to the preliminary estimates of financial results set forth herein. As a result, our actual financial results could differ than the information set forth herein and such differences could be material. Preliminary results should not be viewed as a substitute for our full quarterly financial statements for the three months ended August 31, 2025, which are being prepared in accordance with U.S. GAAP

In addition, full year fiscal 2026 revenue guidance and management estimates should not be viewed as a substitute for full audited financial statements prepared in accordance with GAAP. Such guidance is based on current assumptions subject to change, are estimates that have not been reviewed by the Company’s auditors, and the Company undertakes no obligation to update these statements except as required by law.

Forward-Looking Statements
Except for historical information, the matters discussed in this press release are forward-looking statements that involve risks and uncertainties. Words like “believe,” “will”, “can”, “believe”, “expect,” “anticipate” and similar expressions (or the negative of such terms, as well as other words or expressions referencing future events, conditions or circumstances) mean that these are our best estimates as of this writing, but there can be no assurances that expected or anticipated results or events will actually take place, so our actual future results may differ materially from those statements. Forward looking statements contained in this press release include, but are not limited to, the quotation of our Chief Executive Officer relating to our future performance and growth, statements relating to full fiscal year 2026 revenue guidance and other statements about future events. Factors that could cause or contribute to such differences include, but are not limited to: effectiveness of our new operational structure our ability to maintain our competitive advantages, acceptance of new software and improved versions of our existing software by our customers, the general economics of the pharmaceutical industry, our ability to finance growth, our ability to continue to attract and retain highly qualified technical staff, market conditions, macroeconomic factors, and a sustainable market. Further information on our risk factors is contained in our quarterly, annual and current reports and filed with the U.S. Securities and Exchange Commission. The statements are based on current assumptions and are subject to change. The Company undertakes no obligation to update these statements except as required by law.

###

CONTACT:
Financial Profiles
Lisa Fortuna
310-622-8251
slp@finprofiles.com